UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2010

5TO1 HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-149546	20-8069359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1453 3 rd Street, Santa Monica, CA	90401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 521-0770

FTOH Corp. 101 Middlesex Turnpike, Ste. 6, Burlington, MA 01803
(Former name or former address, if changed since last report)

Copies to:
Harvey J. Kesner, Esq.
61 Broadway, 32 nd Floor
New York, New York 10006
Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K/A

5TO1 HOLDING CORP.

TABLE OF CONTENTS

		Page
Item 4.01	Change In Registrant’s Certifying Accountant	3

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3

Item 9.01	Financial Statements and Exhibits	3

EXPLANATORY NOTE

This  amendment  on Form 8-K/A (the “Amendment”) amends the Current Report  for 5to1 Holding Corp. (the “Company”) on Form  8-K,  as initially filed with the Securities and Exchange Commission on November 9, 2010  (the  "Original  Report").  The purpose of this Amendment is to include financial statements as exhibits in Item 9.01, to include Item 4.02 and to amend Item 5.02.  Except as expressly amended by this Amendment, the information contained in the Original Report remains in effect.

Item 4.01	Changes in Registrant’s Certifying Accountant

On January 13, 2011, the board of directors of the Company approved the dismissal of Gumbiner Savett, Inc. (“Gumbiner”) as the Company’s independent registered public accounting firm.  Gumbiner’s dismissal was effective immediately.

Gumbiner has not issued a report on the financial statements of the Company for each of the two most recent fiscal years.

During the fiscal years ended December 31, 2009 and 2008 and the subsequent period through January 13, 2011, there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

On January 13, 2011, the Company provided Gumbiner with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K/A, and has requested that Gumbiner furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated January 13, 2011, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K/A.

On January 13, 2011, the Company engaged Marcum LLP (“Marcum”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2010. The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on January 13, 2011.

During the years ended December 31, 2009 and 2008 and the subsequent interim period through January 13, 2011, the Company did not consult with Marcum regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event identified in response to (a)(1)(v) of Item 304 of Regulation S-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 9, 2010, Ross Levinsohn resigned from his positions with the Company.  Mr. Levinsohn was appointed to the Board in connection with the Company’s acquisition of 5to1.Com, Inc.

Item 9.01	Financial Statements and Exhibits

(a)
Financial Statements of Businesses Acquired. In accordance with Item 9.01(a), 5to1.Com, Inc’s audited financial statements for the fiscal year ended December 31, 2009 and 2008 are filed in this Current Report on Form 8-K/A as Exhibit 99.2

(b)	Pro Forma Financial Information. In accordance with Item 9.01(b), 5to1.Com, Inc’s pro forma financial statements are filed in this Current Report on Form 8-K/A as Exhibit 99.3

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 3, 2010*

2.2	Certificate of Merger, dated November 3, 2010*

2.3	Certificate of Amendment, dated November 9, 2010*

10.1	Form of Subscription Agreement*

10.2	Form of Lockup Agreement*

10.3	Form of Directors and Officers Indemnification Agreement*

10.4	2010 Equity Incentive Plan*

10.5	2011 Equity Incentive Plan*

10.6	Form Incentive Stock Option Agreement*

10.7	Form Non-Qualified Stock Option Agreement*

10.8	Form of 5to1 Management Plan Restricted Stock Award*

10.9	Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations, dated as of November 3, 2010*

10.10	Stock Purchase Agreement, dated as of November 3, 2010, by and between FTOH Corp. and the shareholders listed therein*

10.11	Loan Agreement with Silicon Valley Bank*

16.1	Letter from Gumbiner Savett, Inc

21.1	List of Subsidiaries*

99.1	PowerPoint Presentation*

99.2	Financial Statements of Business Acquired

99.3	Pro Forma Financial Information

*Incorporated by Reference to the Company’s Current Report on Form 8-K, filed with the SEC on November 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 19, 2011

5to1 HOLDING CORP.

By:	Mitchell Chun
	Name:	Mitchell Chun
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 3, 2010*

2.2	Certificate of Merger, dated November 3, 2010*

2.3	Certificate of Amendment dated November 9, 2010*

10.1	Form of Subscription Agreement*

10.2	Form of Lockup Agreement*

10.3	Form of Directors and Officers Indemnification Agreement*

10.4	2010 Equity Incentive Plan*

10.5	2011 Equity Incentive Plan*

10.6	Form Incentive Stock Option Agreement*

10.7	Form Non-Qualified Stock Option Agreement*

10.8	Form of 5to1 Management Plan Restricted Stock Award*

10.9	Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations, dated as of November 3, 2010 *

10.10	Stock Purchase Agreement, dated as of November 3, 2010, by and between FTOH Corp. and the shareholders listed therein*

10.11	Loan Agreement with Silicon Valley Bank*

16.1	Letter from Gumbiner Savett, Inc

21.1	List of Subsidiaries*

99.1	PowerPoint Presentation*

99.2	Financial Statements of Business Acquired

99.3	Pro Forma Financial Information

*Incorporated by Reference to the Company’s Current Report on Form 8-K, filed with the SEC on November 9, 2010.